Exhibit: 99.2

Old National Bancorp Financial Trends

First Quarter 2005

April 21, 2005

Please direct inquiries to:

Christopher A. Wolking, Executive Vice President & Chief Financial Officer (812) 464-1322 or Candice Jenkins, Senior Vice President & Corporate Controller (812) 461-9769

Note:	-Disclosures based on operating earnings, which exclude gains on branch divestitures and restructuring charges, are included to provide comparable data between years.

-All share and per share data have been adjusted for stock dividends.

-Summations may not equal due to rounding.

Old National Bancorp
Financial Summary
First Quarter 2005

					2004				2005
2001	2002	2003	2004		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Profitability (in millions)
93.0	117.9	70.4	67.6	NET INCOME	19.5	11.3	18.2	18.6	18.5
—	0.6	2.5	2.8	NET INCOME from Discontinued Operations	0.9	1.1	0.4	0.4	(1.0)
93.0	117.3	67.9	64.8	NET INCOME from Continuing Operations	18.6	10.2	17.8	18.2	19.4
(5.9)	8.3	—	—	NON-OPERATING Income (Expense)	—	—	—	—	—
99.0	109.0	67.9	64.8	OPERATING EARNINGS (2)	18.6	10.2	17.8	18.2	19.4
105.1	109.8	69.0	66.2	NET INCOME CASH BASIS (1)	18.9	10.6	18.2	18.5	19.7

				Diluted EPS
1.29	1.67	1.00	0.97	Net Income	0.28	0.16	0.26	0.27	0.27
—	0.01	0.03	0.04	Net Income from Discontinued Operations	0.01	0.02	—	0.01	(0.01)
1.29	1.66	0.97	0.93	Net Income from Continuing Operations	0.27	0.14	0.26	0.26	0.28
(0.08)	0.12	—	—	Non-Operating	—	—	—	—	—
1.37	1.54	0.97	0.93	Operating (2)	0.27	0.14	0.26	0.26	0.28
1.46	1.55	0.98	0.95	Net Income Cash Basis (1)	0.27	0.15	0.26	0.27	0.30

				Net Income Ratios
14.45%	17.05%	9.48%	9.51%	Return on Common Equity	10.68%	6.34%	10.58%	10.45%	10.48%
1.05%	1.27%	0.74%	0.74%	Return on Assets	0.84%	0.49%	0.81%	0.83%	0.84%

				Operating Ratios
1.12%	1.18%	0.71%	0.71%	Return on Assets (2)	0.80%	0.44%	0.79%	0.81%	0.88%
57.6%	56.1%	59.8%	72.6%	Efficiency Ratio (2)	67.9%	80.7%	67.6%	73.7%	66.1%
3.77%	3.65%	3.37%	3.31%	Net Interest Margin	3.37%	3.38%	3.30%	3.21%	3.22%
0.45%	0.34%	1.21%	0.61%	Net Charge-offs / Average Loans (3)	0.25%	0.89%	0.48%	0.83%	0.37%

				Capital Ratios:
				Risk-Based Capital Ratios (end of period):
9.3%	11.1%	11.0%	11.2%	Tier 1	11.1%	11.3%	11.4%	11.2%	11.0%
12.8%	14.8%	14.7%	14.9%	Total	14.8%	15.1%	15.2%	14.9%	14.7%
6.6%	7.5%	7.3%	7.7%	Leverage Ratio (to average assets)	7.5%	7.5%	7.7%	7.7%	7.8%

7.27%	7.47%	7.78%	7.79%	Total equity to assets (averages)	7.89%	7.69%	7.66%	7.90%	7.99%

				Stock Price/ Dividend Ratios:
0.56	0.63	0.69	0.72	Per Share Dividend	0.18	0.18	0.18	0.18	0.19
43%	38%	69%	74%	Dividend Payout Ratio	65%	112%	69%	67%	71%
20.77	20.99	20.72	24.63	Stock Price at EOP	21.52	23.65	23.66	24.63	20.30
9.03	10.52	10.24	10.15	Book Value Per Share	10.62	9.68	10.29	10.15	9.76

(1)	Excludes after-tax impact of amortization of intangible assets and goodwill impairment.

(2)	Operating earnings exclude gains on branch divestitures and restructuring charges.

(3)	Net charge-offs include $3.4 million, $1.2 million and $14.7 million of write-downs on loans transferred to held for sale for the fourth quarter and second quarter of 2004 and for the year of 2003, respectively.

Old National Bancorp
INCOME STATEMENT
($ In Millions except EPS information)

Three Months		Change			First Quarter		Change
2005	2004	$	%		2005	2004	$	%
$ 108.3	$114.2	$(5.9)	-5%	Interest Income — FTE	$108.3	$114.2	$(5.9)	-5%
44.1	43.0	1.1	3%	Less: Interest Expense	44.1	43.0	1.1	3%

64.2	71.2	(7.0)	-10%	Net Interest Income — FTE	64.2	71.2	(7.0)	-10%

4.9	4.9	(0.0)	-1%	Wealth management fees	4.9	4.9	(0.0)	-1%
11.1	10.8	0.3	3%	Service charges on deposit accounts	11.1	10.8	0.3	3%
9.1	9.2	(0.2)	-2%	Insurance premiums and commissions	9.1	9.2	(0.2)	-2%
2.6	3.2	(0.6)	-19%	Investment product fees	2.6	3.2	(0.6)	-19%
1.4	(0.3)	1.7	N/M	Mortgage banking revenue	1.4	(0.3)	1.7	N/M
7.3	7.8	(0.5)	-6%	Other income	7.3	7.8	(0.5)	-6%

36.2	35.5	0.7	2%	Total Fees and Service Charges	36.2	35.5	0.7	2%

(0.5)	2.0	(2.5)	-126%	Gains (Losses) Sales of Securities	(0.5)	2.0	(2.5)	-126%

35.7	37.5	(1.8)	-5%	Total Noninterest Income	35.7	37.5	(1.8)	-5%

99.9	108.7	(8.8)	-8%	Total Revenues (FTE)	99.9	108.7	(8.8)	-8%

39.0	44.2	(5.2)	-12%	Salaries and employee benefits	39.0	44.2	(5.2)	-12%
27.0	29.6	(2.6)	-9%	Other expense	27.0	29.6	(2.6)	-9%

66.1	73.8	(7.8)	-11%	Total Noninterest Expense	66.1	73.8	(7.8)	-11%

5.1	7.5	(2.4)	-32%	Provision for loan losses	5.1	7.5	(2.4)	-32%

28.7	27.3	1.4	5%	Income before income taxes and discontinued operations (FTE)	28.7	27.3	1.4	5%

3.7	2.7	1.1	40%	Income Taxes on continuing ops.	3.7	2.7	1.1	40%
5.6	6.1	(0.5)	-9%	FTE Adjustment	5.6	6.1	(0.5)	-9%

9.3	8.8	0.6	6%	Total Taxes (FTE)	9.3	8.8	0.6	6%

19.4	18.6	0.8	5%	Income from Cont. Ops.	19.4	18.6	0.8	5%
(1.0)	0.9	(1.9)	(2.1)	Income from Discontinued Ops., net of tax	(1.0)	0.9	(1.9)	(2.1)

$ 18.5	$19.5	$(1.1)	-5%	Net Income	$18.5	$19.5	$(1.1)	-5%

0.28	0.27	0.02	6%	EPS — Diluted Net Income from Cont. Ops.	0.28	0.27	0.02	6%
(0.01)	0.01	(0.03)	-208%	EPS — Diluted Net Income from Disco. Ops.	(0.01)	0.01	(0.03)	-208%
0.27	0.28	(0.01)	-4%	EPS — Diluted Net Income	0.27	0.28	(0.01)	-4%
0.30	0.27	0.03	10%	EPS — Diluted Net Income Cash Basis (1)	0.30	0.27	0.03	10%

68,737	69,771	(1,035)	-1%	EOP Shares Outstanding (000s)	68,737	69,771	(1,035)	-1%
68,589	69,677	(1,088)	-2%	Average Basic Shares (000s)	68,589	69,677	(1,088)	-2%
68,787	69,783	(996)	-1%	Average Diluted Shares (000s)	68,787	69,783	(996)	-1%

FTE - Fully taxable equivalent basis

(1)	Excludes after-tax impact of amortization of intangible assets and goodwill impairment.

Old National Bancorp
NET INCOME TRENDS
First Quarter 2005
($ In Millions except EPS information)

					2004				2005
2001	2002	2003	2004		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
651.0	572.6	494.8	441.0	Interest Income — FTE	114.2	111.4	107.4	108.0	108.3
338.4	258.0	197.7	166.4	Less: Interest Expense	43.0	40.3	40.5	42.6	44.1

312.6	314.6	297.1	274.6	Net Interest Income — FTE	71.2	71.2	66.9	65.3	64.2

20.7	19.4	20.4	20.4	Wealth management fees	4.9	5.3	4.9	5.3	4.9
40.5	42.0	44.9	48.5	Service charges on deposit accounts	10.8	12.4	12.6	12.7	11.1
13.3	15.2	22.4	32.8	Insurance premiums and commissions	9.2	8.2	7.4	8.0	9.1
6.8	9.0	10.6	12.0	Investment product fees	3.2	3.8	2.5	2.5	2.6
9.7	14.5	19.1	8.5	Mortgage banking revenue	(0.3)	7.1	0.2	1.4	1.4
17.2	23.0	23.1	25.3	Other income	7.8	5.4	7.0	5.2	7.3
108.2	123.0	140.5	147.4	Total Fees and Service Charges	35.5	42.2	34.7	35.1	36.2

4.8	12.4	23.6	2.9	Gains (Losses) Sales of Securities	2.0	—	0.3	0.6	(0.5)

113.0	135.4	164.1	150.4	Total Noninterest Income	37.5	42.2	35.0	35.7	35.7

425.6	450.0	461.1	425.0	Total Revenues (FTE)	108.7	113.3	101.9	101.0	99.9

138.2	144.5	151.4	171.9	Salaries and employee benefits	44.2	48.1	38.3	41.3	39.0
106.9	107.8	124.4	136.8	Other expense	29.6	43.4	30.6	33.2	27.0

245.1	252.3	275.8	308.7	Total Noninterest Expense	73.8	91.5	68.9	74.4	66.1

28.7	33.5	85.0	22.4	Provision for loan losses	7.5	7.5	7.4	—	5.1

151.8	164.2	100.3	93.9	Income before taxes and Disco. Ops (FTE)	27.3	14.3	25.6	26.6	28.7

31.5	30.0	7.3	5.2	Income Taxes on continuing ops.	2.7	(1.9)	1.8	2.6	3.7
21.3	25.2	25.1	23.9	FTE Adjustment	6.1	6.0	6.0	5.8	5.6

52.8	55.2	32.4	29.1	Total Taxes (FTE)	8.8	4.1	7.8	8.4	9.3

99.0	109.0	67.9	64.8	Operating Earnings (1)	18.6	10.2	17.8	18.2	19.4
(5.9)	8.3	—	—	Non-Operating Income (Expense)	—	—	—	—	—
93.0	117.3	67.9	64.8	Net Income from Cont. Ops.	18.6	10.2	17.8	18.2	19.4
—	0.6	2.5	2.8	Income from Discontinued Ops., net of tax	0.9	1.1	0.4	0.4	(1.0)
93.0	117.9	70.4	67.6	Net Income	19.5	11.3	18.2	18.6	18.5

1.37	1.54	0.97	0.93	EPS — Diluted Operating (1)	0.27	0.14	0.26	0.26	0.28
(0.08)	0.12	—	—	EPS — Non-Operating	—	—	—	—	—
1.29	1.66	0.97	0.93	EPS — Diluted Net Income from Cont. Ops.	0.27	0.14	0.26	0.26	0.28
—	0.01	0.03	0.04	EPS — Diluted Net Income from Disco. Ops.	0.01	0.02	—	0.01	(0.01)
1.29	1.67	1.00	0.97	EPS — Diluted Net Income	0.28	0.16	0.26	0.27	0.27
1.46	1.55	0.98	0.95	EPS — Diluted Net Income Cash Basis (2)	0.27	0.15	0.26	0.27	0.30

72,038	70,674	70,174	70,024	Average Diluted Shares (000s)	69,783	70,160	70,067	70,022	68,787

2,741	2,752	2,842	2,565	Full Time Equivalent Employees (3)	2,758	2,724	2,582	2,565	2,549

FTE - Fully taxable equivalent basis

(1)	Operating earnings exclude gains on branch divestitures and restructuring charges.

(2)	Excludes after-tax impact of amortization of intangible assets and goodwill impairment.

(3)	Based on continuing operations.

Old National Bancorp
Balance Sheet (EOP)
First Quarter 2005
($ in Millions)

	03/31/05	12/31/04	03/31/04	Change from Prior Year
				$	%
Assets
Securities
Government and Agencies	$670.8	$699.3	$565.3	$105.5	19%
Municipals	583.1	597.6	664.3	(81.2)	-12%
Mortgage Backed	1,418.7	1,445.1	1,503.3	(84.7)	-6%
Other (1)	304.9	283.0	156.3	148.6	95%

Total Investments (1)	2,977.5	3,025.1	2,889.3	88.3	3%

Residential Loans Held for Sale	31.7	22.5	17.9	13.8	77%
Loans
Commercial	1,522.5	1,550.6	1,614.5	(92.0)	-6%
Commercial and Agriculture Real Estate	1,640.0	1,653.1	1,830.5	(190.6)	-10%
Consumer	1,219.7	1,205.7	1,175.4	44.2	4%

Subtotal	4,382.1	4,409.4	4,620.5	(238.4)	-5%
Residential Real Estate	558.2	555.4	939.2	(380.9)	-41%

Total Loans	4,940.3	4,964.8	5,559.7	(619.3)	-11%

Total Earning Assets	7,949.5	8,012.4	8,466.8	(517.3)	-6%

Allowance for loan losses	(86.3)	(85.7)	(100.6)	14.3	-14%
Nonearning assets
Goodwill and Intangible assets	117.5	168.8	170.4	(52.9)	-31%
Other assets	812.3	802.8	730.8	81.6	11%

Total Nonearning assets	929.8	971.7	901.1	28.7	3%

Total Assets	$8,793.0	$8,898.3	$9,267.3	$(474.2)	-5%

Liabilities and Equity
Noninterest-bearing demand deposits	$850.6	$851.2	$794.5	$56.1	7%
NOW and Savings accounts	2,322.3	2,400.9	2,054.9	267.4	13%
Money market accounts	620.0	573.3	593.2	26.8	5%
Other time	2,195.7	2,203.2	2,587.3	(391.6)	-15%

Total Core Deposits	5,988.6	6,028.6	6,030.0	(41.4)	-1%

Borrowed Funds (includes Brokered CD’s)	2,022.0	2,045.7	2,359.7	(337.7)	-14%

Accrued expenses and other liabilities	111.9	120.8	136.7	(24.8)	-18%

Total Liabilities	8,122.5	8,195.1	8,526.4	(404.0)	-5%

Shareholders’ equity	670.6	703.2	740.9	(70.3)	-9%

Total Liabilities and Shareholders Equity	$8,793.0	$8,898.3	$9,267.3	$(474.2)	-5%

(1)	Includes money market investments.

Old National Bancrop
Balance Sheet Trends
PERIOD AVERAGES
($ in Millions)

2001	2002	2003	2004		2004				2005
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Assets
				Securities
$ 482	$593	$629	$640	Government and Agencies	$587	$602	$659	$713	$693
582	656	667	638	Municipals	652	641	635	625	593
773	1,342	1,710	1,422	Mortgage Backed	1,484	1,430	1,348	1,428	1,448
181	146	149	248	Other (1)	176	178	343	297	290

2,018	2,737	3,155	2,950	Total Investments (1)	2,898	2,852	2,985	3,064	3,023

				Loans
1,692	1,690	1,687	1,611	Commercial	1,601	1,636	1,604	1,603	1,504
1,855	1,844	1,866	1,768	Commercial and Agriculture Real Estate	1,838	1,804	1,749	1,678	1,636
1,052	1,057	1,096	1,196	Consumer	1,168	1,183	1,211	1,224	1,224

4,599	4,592	4,648	4,575	Subtotal	4,608	4,623	4,564	4,505	4,364
1,682	1,287	1,003	766	Residential Real Estate (2)	955	960	568	579	577

6,281	5,878	5,651	5,341	Total Loans (2)	5,563	5,583	5,132	5,084	4,940

8,299	8,615	8,807	8,290	Total Earning Assets	8,461	8,435	8,117	8,148	7,964

(74)	(81)	(89)	(98)	Allowance for loan losses	(98)	(101)	(96)	(96)	(87)
640	730	839	931	Nonearning assets	898	920	956	950	940

$8,864	$9,264	$9,556	$9,123	Total Assets	$9,261	$9,254	$8,977	$9,002	$8,817

				Liabilities and Equity
$ 664	$712	$753	$803	Noninterest-bearing demand deposits	$771	$798	$814	$829	$836
1,339	1,678	1,984	2,207	NOW and Savings accounts	2,054	2,166	2,248	2,359	2,368
778	644	612	587	Money market accounts	603	586	582	576	580
3,065	3,146	2,767	2,449	Other time	2,602	2,500	2,394	2,300	2,202

5,847	6,181	6,115	6,046	Total Core Deposits	6,031	6,050	6,039	6,065	5,985

2,287	2,294	2,573	2,251	Borrowed Funds (includes Brokered CD’s)	2,387	2,380	2,133	2,105	2,019

86	97	124	115	Accrued expenses and other liabilities	112	111	118	120	108

8,220	8,572	8,813	8,413	Total Liabilities	8,531	8,542	8,289	8,291	8,112

644	692	743	710	Shareholders’ equity	731	712	688	712	705

$8,864	$9,264	$9,556	$9,123	Total Liabilities and Equity	$9,261	$9,254	$8,977	$9,002	$8,817

(1)	Includes money market investments.

(2)	Includes residential loans held for sale.

Old National Bancorp
Interest Rate Trends (FTE basis)
PERIOD AVERAGES

2001	2002	2003	2004		2004				2005
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Earning Assets
				Securities
6.17%	4.55%	3.83%	3.18%	Government and Agencies	3.39%	3.20%	3.16%	3.02%	3.10%
7.07%	7.13%	7.02%	6.92%	Municipals	6.87%	6.97%	6.98%	6.86%	6.87%
6.46%	5.45%	4.12%	4.18%	Mortgage Backed	4.19%	4.13%	4.24%	4.15%	4.15%
6.05%	5.14%	4.18%	3.06%	Other (1)	3.34%	3.28%	2.56%	3.33%	4.18%

6.53%	5.64%	4.68%	4.46%	Total Investments (1)	4.58%	4.52%	4.39%	4.36%	4.44%

				Loans
8.18%	6.58%	5.61%	5.41%	Commercial	5.44%	5.26%	5.37%	5.58%	6.02%
8.22%	6.93%	5.87%	5.70%	Commercial and Agriculture Real Estate	5.67%	5.59%	5.79%	5.75%	6.13%
9.28%	8.04%	7.22%	6.58%	Consumer	6.72%	6.57%	6.51%	6.52%	6.59%

8.45%	7.06%	6.10%	5.83%	Subtotal	5.85%	5.72%	5.83%	5.90%	6.22%
7.77%	7.32%	6.37%	5.60%	Residential Real Estate (2)	5.84%	5.61%	5.42%	5.38%	5.40%

8.27%	7.11%	6.14%	5.79%	Total Loans (2)	5.85%	5.70%	5.79%	5.84%	6.13%

7.84%	6.65%	5.62%	5.32%	Total Earning Assets	5.41%	5.30%	5.28%	5.28%	5.48%

				Interest-bearing Liabilities
1.68%	1.22%	0.86%	0.84%	NOW and Savings accounts	0.68%	0.75%	0.89%	1.01%	1.14%
3.32%	1.55%	0.94%	1.10%	Money market accounts	0.83%	0.86%	1.17%	1.54%	1.99%
5.52%	4.58%	3.96%	3.25%	Other time	3.58%	3.25%	3.07%	3.07%	3.14%

4.20%	3.19%	2.47%	1.99%	Total Interest-Bearing Deposits	2.13%	1.95%	1.92%	1.97%	2.09%

5.29%	3.63%	2.54%	2.75%	Borrowed Funds (includes Brokered CD’s)	2.55%	2.49%	2.85%	3.15%	3.54%

4.53%	3.32%	2.49%	2.22%	Total Interest-Bearing Liabilities	2.26%	2.12%	2.19%	2.31%	2.50%

3.31%	3.32%	3.13%	3.10%	Net Interest Rate Spread	3.15%	3.18%	3.09%	2.97%	2.99%

3.77%	3.65%	3.37%	3.31%	Net Interest Margin	3.37%	3.38%	3.30%	3.21%	3.22%

(1)	Includes money market investments.

(2)	Includes residential loans held for sale.

Old National Bancorp
Asset Quality
End of Period
($ in Millions)

2001	2002	2003	2004		2004				2005
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
73.8	74.2	87.7	95.2	Beginning allowance for loan losses	95.2	100.6	95.1	96.3	85.7

28.7	33.5	85.0	22.4	Provision for loan losses	7.5	7.5	7.4	—	5.1

—	—	(9.3)	0.7	Transfer to Allow. Unfunded Commitments	1.4	(0.6)	—	—	—

(36.2)	(27.6)	(61.6)	(41.2)	Gross charge-offs	(5.7)	(12.7)	(11.0)	(11.9)	(6.3)
—	—	(14.7)	(4.6)	Write-downs from loans sold	—	(1.2)	—	(3.4)	—
7.9	7.6	8.2	13.2	Gross recoveries	2.2	1.4	4.9	4.7	1.8

(28.3)	(20.0)	(68.1)	(32.6)	Net Charge-offs	(3.5)	(12.5)	(6.1)	(10.6)	(4.5)

74.2	87.7	95.2	85.7	Ending allowance for loan losses	100.6	95.1	96.3	85.7	86.3

0.45%	0.34%	1.21%	0.61%	Net Charge-offs / Average Loans (1)	0.25%	0.89%	0.48%	0.83%	0.37%

6,281.0	5,878.3	5,651.4	5,340.7	Average Loans Outstanding (1)	5,563.0	5,583.2	5,132.3	5,084.3	4,940.4

6,132.9	5,769.6	5,586.5	4,987.3	EOP Loans Outstanding (1)	5,577.5	5,134.0	5,103.7	4,987.3	4,972.0

1.21%	1.52%	1.70%	1.72%	Allowance for Loan Loss / EOP Loans(1)	1.80%	1.85%	1.89%	1.72%	1.74%

				Underperforming Assets
12.6	9.5	5.1	2.4	Loans 90 days and over (still accruing)	2.3	1.4	6.7	2.4	1.8
				Non-performing loans:
37.9	100.3	104.6	54.9	Nonaccrual loans	107.1	97.6	106.0	54.9	55.2
25.9	—	—	—	Renegotiated loans	—	—	—	—	—

63.8	100.3	104.6	54.9	Total non-performing loans	107.1	97.6	106.0	54.9	55.2

9.2	7.9	8.8	8.3	Foreclosed properties	5.3	3.9	3.8	8.3	5.1

1.04%	1.74%	1.87%	1.10%	Non-performing loans / Loans (1)	1.92%	1.90%	2.08%	1.10%	1.11%

116%	87%	91%	156%	Allowance to Non-performing	94%	97%	91%	156%	156%

(1)	Includes residential loans held for sale.